UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 11, 2005 (January 9, 2005)

ALLTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4996	34-0868285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Allied Drive, Little Rock, Arkansas	72202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (501) 905-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  x  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[      ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[      ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[      ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

Merger Agreement

On January 9, 2005, ALLTEL Corporation ("ALLTEL" or the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Western Wireless Corporation ("Western Wireless") providing for, among other things, the merger of Western Wireless with and into a wholly-owned subsidiary of ALLTEL (the "Merger"). In the Merger, each share of Western Wireless common stock will be exchanged for .535 shares of ALLTEL common stock and $9.25 in cash. Western Wireless shareholders will have the ability to make an all-stock or all-cash election, subject to proration. In aggregate, ALLTEL will issue approximately 60 million shares of stock and pay approximately $1 billion in cash. ALLTEL will also assume estimated net debt of $1.5 billion.

Consummation of the Merger is subject to certain conditions, including the approval of the Merger by the stockholders of Western Wireless and the receipt of regulatory approvals, including the approval of the Federal Communications Commission and the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The transaction is expected to close by mid-year 2005. The Merger Agreement contains certain termination rights for each of ALLTEL and Western Wireless and further provides that, upon termination of the Merger Agreement under specified circumstances involving an alternative transaction, Western Wireless may be required to pay ALLTEL a termination fee of $120 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2 and is furnished as a part of this filing.

Voting Agreement

Concurrent with the Merger Agreement discussed above, on January 9, 2005, ALLTEL and certain shareholders of Western Wireless Class A and Class B common stock (the "subject shareholders") entered into a voting agreement whereby the subject shareholders agree to exercise their voting rights in (i) favor of the approval of the Merger and the adoption of the Merger Agreement; and (ii) vote against any alternative proposal that may be put forth to a vote of the shareholders of Western Wireless.

The foregoing description of the voting agreement does not purport to be complete and is qualified in its entirety by reference to the voting agreement, which is filed as Exhibit 10 and is furnished as a part of this filing.

Forward-Looking Statements

ALLTEL claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results of ALLTEL and Western Wireless to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results of ALLTEL and Western Wireless may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by ALLTEL and Western Wireless; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; changes in communications technology; the risks associated with the integration of acquired businesses, including Western Wireless; adverse changes in the terms and conditions of wireless roaming agreements of ALLTEL and Western Wireless; the potential for adverse changes in the ratings given to ALLTEL 's debt securities by nationally accredited ratings organizations; the availability and cost of financing in the corporate debt markets; the uncertainties related to ALLTEL 's strategic investments; the effects of work stoppages; the effects of litigation, including any litigation with respect to the acquisition of Western Wireless; and the effects of federal and state legislation, rules, and regulations governing the communications industry. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. ALLTEL disclaims any obligation to update the forward-looking statements contained herein.

Additional Information and Where to Find It

In connection with ALLTEL 's proposed acquisition of Western Wireless, Western Wireless and ALLTEL intend to file relevant materials with the Securities and Exchange Commission ("SEC"), including a registration statement on Form S-4 that will contain a prospectus and a proxy statement. INVESTORS AND SECURITY HOLDERS OF ALLTEL AND WESTERN WIRELESS ARE URGED TO READ THESE WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ALLTEL, WESTERN WIRELESS AND THE MERGER. The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by ALLTEL or Western Wireless with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by ALLTEL by directing a written request to: ALLTEL, One Allied Drive, Little Rock, Arkansas 72202, Attention: Investor Relations or Western Wireless, 3650 131sr Avenue S.E., Bellevue, Washington 98006, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

Participants In Solicitation

ALLTEL, Western Wireless and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Western Wireless and ALLTEL in connection with the Merger. Information about those executive officers and directors of ALLTEL and their ownership of ALLTEL common stock is set forth in the ALLTEL Form 10-K for the year ended December 31, 2003, which was filed with the SEC on March 5, 2004, and the proxy statement for ALLTEL's 2004 Annual Meeting of Stockholders, which was filed with the SEC on March 3, 2004. Information about the executive officers and directors of Western Wireless and their ownership of Western Wireless common stock is set forth in the proxy statement for Western Wireless' 2004 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2004. Investors and security holders may obtain additional information regarding the direct and indirect interests of ALLTEL, Western Wireless and their respective executive officers and directors in the Merger by reading the proxy statement and prospectus regarding the Merger when it becomes available.

Item 9.01   Financial Statements and Exhibits

(c)	Exhibits

2		Amendment and Plan of Merger, dated as of January 9, 2005, by and among ALLTEL Corporation, Western Wireless Corporation and Wigeon Acquisition LLC.

10		Voting Agreement, dated as of January 9, 2005, by and among ALLTEL Corporation, John W. Stanton, Theresa E. Gillespie, Stanton Family Trust, PN Cellular, Inc, and Stanton Communications Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLTEL CORPORATION
(Registrant)

By: /s/ Jeffery R. Gardner
Jeffery R. Gardner
Executive Vice President - Chief Financial Officer
(Principal Financial Officer)
January 11, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

2	Amendment and Plan of Merger, dated as of January 9, 2005, by and among ALLTEL Corporation, Western Wireless Corporation and Wigeon Acquisition LLC.

10	Voting Agreement, dated as of January 9, 2005, by and among ALLTEL Corporation, John W. Stanton, Theresa E. Gillespie, Stanton Family Trust, PN Cellular, Inc, and Stanton Communications Corporation.

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